UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 9, 2025
ARRAY DIGITAL INFRASTRUCTURE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-09712	62-1147325
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 West Madison Street, Suite 810 , Chicago, Illinois 60661
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (866) 573-4544

UNITED STATES CELLULAR CORPORATION
8410 West Bryn Mawr, Chicago, Illinois 60631
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $1 par value	AD	New York Stock Exchange
6.25% Senior Notes due 2069	UZD	New York Stock Exchange
5.50% Senior Notes due 2070	UZE	New York Stock Exchange
5.50% Senior Notes due 2070	UZF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holders
At the Annual Meeting of Shareholders of Array Digital Infrastructure, Inc. (Array) on October 9, 2025, the following number of votes were cast for the matters indicated. The following voting results are final.

1.Election of Directors.

The following directors received the following votes and were elected:

a. For the election of three Directors of Array by the holders of Common Shares:

Nominee	For	Withhold	Broker Non-vote
Harry J. Harczak, Jr.	44,623,644	4,185,115	941,241
Esteban C. Iriarte	45,899,110	2,909,649	941,241
Xavier D. Williams	45,890,597	2,918,162	941,241

b. For the election of six Directors of Array by the holder of Series A Common Shares:

Nominee	For	Withhold	Broker Non-vote
LeRoy T. Carlson, Jr.	330,058,770	—	—
Walter C. D. Carlson	330,058,770	—	—
Douglas W. Chambers	330,058,770	—	—
Kenneth S. Dixon	330,058,770	—	—
Joseph R. Hanley	330,058,770	—	—
Vicki L. Villacrez	330,058,770	—	—

2.Proposal to ratify the selection of PricewaterhouseCoopers LLP as our Independent Registered Public Accountants for the year ending December 31, 2025.

The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-vote
379,366,472	439,478	2,820	—

3.Proposal to approve amendments to Array’s Restated Certificate of Incorporation to reflect changes in Array’s business as a result of the recently-closed transaction with T-Mobile.

The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-vote
378,826,430	36,033	5,066	941,241

4.Proposal to approve, on an advisory basis, the compensation of our named executive officers as disclosed in Array's Proxy Statement dated August 26, 2025 (commonly known as "Say-on-Pay").

The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-vote
375,670,144	3,186,631	10,754	941,241

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRAY DIGITAL INFRASTRUCTURE, INC.

Date:	October 10, 2025	By:	/s/ Vicki L. Villacrez
Vicki L. Villacrez
Executive Vice President, Chief Financial Officer and Treasurer